EXHIBIT 10.1

SPHERE 3D CORP.
SUBSCRIPTION AGREEMENT FOR

CONVERTIBLE DEBENTURES - NON-BROKERED

(CANADIAN AND OTHER NON-US SUBSCRIBERS)

TO: SPHERE 3D CORP.

The undersigned (the "Subscriber") hereby irrevocably subscribes for and offers to purchase from Sphere 3D Corp. (the " Corporation") convertible debentures of the Corporation in increments of $1,000.00 ("Convertible Debentures"), Each Convertible Debenture shall be convertible at the Conversion Price (as defined below) into (a) 1,540 Common Shares (as defined below), and (b) 1,540 Warrants (as defined below). The Subscriber agrees to be bound by the terms and conditions set forth in the attached "Terms and Conditions of Subscription for Convertible Debentures" and acknowledges that the Corporation and its counsel, are relying upon the acknowledgements, representations, warranties and covenants of the Subscriber set forth therein and in the schedules and appendices thereto. The purchase and sale of the Convertible Debenture hereunder forms part of a larger offering of Units for gross proceeds of up to $2,000,000 to close in one or more tranches (the "Offering").

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print ALL information (other than signatures), as applicable, in the space provided below

TERMS AND CONDITIONS OF SUBSCRIPTION FOR CONVERTIBLE DEBENTURES

INTERPRETATION

Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

"Business Day" means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto are not open for business.

"Closing" shall have the meaning ascribed to such term in Section Closing. "Closing Date" shall have the meaning ascribed to such term in Section Closing. "Closing Time" shall have the meaning ascribed to such term in Section Closing. "Conversion Price" means $0.6495 per share.

"Convertible Debentures" means the 6% convertible debentures in the aggregate principal amount of up to $2,000,000, issuable in increments of $1,000.00, due on the third (3rd) year anniversary of the Closing Date and convertible at the Conversion Price.

"Common Shares" means common shares in the capital of the Corporation.

"Control Person" means a person, company or combination of persons or companies described in clause (c) of the definition of "distribution" in subsection 1(1) of the Securities Act (Ontario).

"Corporation" means Sphere 3D Corp. and includes any successor corporation to or of the Corporation.

"Force Majeure Event" means any event, action, state, condition or major financial occurrence (including any general moratorium on commercial banking activities in Canada declared by the relevant central banking authority or disruption in commercial banking or security settlement or clearance services in Canada), catastrophe, war or act of terrorism of national or international consequence or any law or regulation which seriously adversely affects or involves, or will seriously adversely affect or involve, the financial markets.

"Offering" means the non-brokered offering of Convertible Debenture for proceeds of up to $2,000,000.

"Person" means any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning.

"Securities Laws" means, in respect of the Offering, the securities laws, regulations and exchange rules having application thereto and the rules, policies, notices and orders issued by the Securities Regulators having application thereto.

"Securities Regulators" means the securities commissions or other securities regulatory authorities of all the Selling Jurisdictions or the relevant Selling Jurisdiction as the context requires.

"Selling Jurisdictions" means the provinces of Canada and those jurisdictions outside of Canada in which the Corporation or Subscribers are resident.

"Subscriber" means the subscriber for Convertible Debentures as set out on the face page of this Subscription Agreement.

"Subscribed Convertible Debentures" means the number of Convertible Debentures set out on the face page of this Subscription Agreement.

"Subscription Agreement" means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement; "hereof", "hereto", "hereunder", "herein" and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression " Article" or "Section" followed by a number means and refers to the specified Article or Section of this Subscription Agreement.

"Subscription Price" shall have the meaning ascribed to such term on the face page of this Subscription Agreement. "Tax Act" means the Income Tax Act (Canada), as amended, re-enacted or replaced from time to time.

"Underlying Securities" means the Common Shares and Warrants issued upon exercise of the conversion right set out in the Convertible Debentures.

"United States" means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

"U.S. Person" shall have the meaning ascribed to such term in Rule 902(k) of Regulation S under the U.S. Securities Act.

"U.S. Securities Act" means the United States Securities Act of 1933, as amended.

"Warrants" means the common share purchase warrants issued upon exercise of the conversion right under the Convertible Debentures, with each whole warrant entitling the holder thereof to acquire one Common Share at any time on or before the three-year anniversary of the Closing Date at an exercise price of $0.60 per share.

Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol "$", are expressed in United States dollars.

Subdivisions, Headings and Table of Contents

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions, the inclusion of headings and the provision of a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

SCHEDULES

Description of Schedules

The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule "A" - Certificate of Accredited Investor

SUBSCRIPTION AND DESCRIPTION OF CONVERTIBLE DEBENTURES

Subscription for Convertible Debentures

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Subscribed Convertible Debentures from the Corporation, and hereby tenders the Subscription Price, which, upon acceptance by the Corporation of this Subscription Agreement, will constitute a binding agreement of the Subscriber with the Corporation to purchase from the Corporation, and, on the part of the Corporation, to sell to the Subscriber, the Subscribed Convertible Debentures, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Price which is payable as described in Article 4 hereto.

Acceptance and Rejection of Subscription by the Corporation

The Subscriber acknowledges and agrees that notwithstanding Section 3.1 above, the Corporation reserves the right, in its absolute discretion, to reject this subscription for Convertible Debentures, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Corporation on account of the Subscription Price will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Price  for that portion of the subscription for Convertible Debentures which is not accepted will be promptly delivered to the Subscriber without interest or deduction. The Subscriber acknowledges and agrees that the acceptance of this Subscription Agreement will be conditional upon the sale of the Convertible Debentures to the Subscriber being exempt from any prospectus and registration requirements of applicable Securities Laws. The Corporation will be deemed to have accepted this Subscription Agreement upon the delivery at Closing of the certificates representing the Convertible Debentures in accordance with the provisions hereof.

Offering

The Subscriber acknowledges that the Convertible Debentures, the Underlying Securities and the Common Shares underlying the Warrants have not been and will not be registered under the U.S. Securities Act or applicable state securities laws and such securities may not be offered or sold, directly or indirectly, in the United States, except pursuant to applicable exemptions from the registration requirements of applicable laws. Each Offered Unit is comprised of one Convertible Debenture, issued in the principal amount at increments of $1000.00, and one Warrant with each Warrant entitling the holder thereof to acquire one Common Share at any time on or before the third (3rd) year anniversary of the Closing Date at an exercise price of $0.60

CLOSING

Closing

Delivery and sale of the Subscribed Convertible Debentures and payment of the Subscription Price will be completed (the "Closing") at the offices of the Corporation's counsel, at 11:00 a.m. (Toronto time) (the "Closing Time") on one or more closings, the first of which to occur on or about [•], or such other place or dates or times as the Corporation may determine (each a "Closing Date").

Conditions of Closing

The Subscriber acknowledges and agrees that as the sale of the Convertible Debentures will not be qualified by a prospectus, such sale and issuance is subject to the condition that the Subscriber (or, if applicable, any others for whom it is contracting hereunder) return to the Corporation all documentation required by the Securities Laws. The Subscriber acknowledges and agrees that the Corporation may provide the Securities Regulators with a list setting forth the identities of the Disclosed Beneficial Purchasers of the Convertible Debentures. Notwithstanding that the Subscriber may be purchasing Convertible Debentures as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of each such undisclosed principal as may be required by the Corporation in order to comply with the foregoing.

The Subscriber acknowledges and agrees that the obligations of the Corporation hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

unless other arrangements acceptable to the Corporation have been made, payment by the Subscriber of the Subscription Price by certified cheque or bank draft in United States dollars payable to "Sphere 3D Corp.";

the Subscriber having properly completed, signed and delivered this Subscription Agreement to:

Sphere 3D Corp.
895 Don Mills Road, Building 2
Toronto, ON M3C 1W3
Attention: Peter Tassiopoulos, Chief Executive Officer
Fax: (858) 495-4267
Email: Peter.Tassiopoulos@sphere3d.com

the Subscriber having properly completed, signed and delivered Schedule "A" - Accredited Investor Certificate - and Exhibit "1" thereto, and if an individual "accredited investor" as described in paragraphs (j), (k) or (l) of Exhibit "1" attached to Schedule "A" complete and sign the Individual Accredited Investor Risk Acknowledgement Form - Exhibit "2" to Schedule "A" thereto.

such other documents as may be required pursuant to the terms of this Subscription Agreement.

ACKNOWLEDGEMENTS, COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

Representations, Warranties and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of each Disclosed Beneficial Purchaser for whom it is acting, hereby represents and warrants to, and covenants with, the Corporation as follows as at the date hereof and as at the Closing Time and acknowledges that the Corporation and its counsel, are relying on such representations and warranties in connection with the transactions contemplated herein:

The Subscriber and (if applicable) each Disclosed Beneficial Purchaser for whom it is acting is resident or, if not an individual, has its head office, in the jurisdiction set out on the face page of this Subscription Agreement. The address set forth on the face page of this Subscription Agreement is the residence or place of business of the Subscriber, or the residence or place of business of any Disclosed Beneficial Purchaser for whom the Subscriber is acting, and such address was not obtained or used solely for the purpose of acquiring Convertible Debentures and the Subscriber and any Disclosed Beneficial Purchaser was solicited to purchase Convertible Debentures solely in such jurisdiction.

The Subscriber and each Disclosed Beneficial Purchaser for whom it is acting is not a U.S. Person and is not acting for the account of benefit of a person in the United States.

The Subscriber is aware that the Offered Shares, Underlying Securities and the Common Shares underlying the Warrants have not been and will not be registered under the U.S. Securities Act or the securities legislation of any State and that such securities may not be offered or sold directly or indirectly in the United States without registration under the U.S. Securities Act and applicable state securities laws or compliance with requirements of an exemption from registration therefrom and it acknowledges that the Corporation has no present intention of filing a registration statement under the U.S. Securities Act or applicable state securities laws in respect of such securities.

The Convertible Debentures have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Convertible Debentures and executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed or when this Subscription Agreement was executed and delivered.

The Subscriber undertakes and agrees that it will not offer or sell the Convertible Debentures or any of the Underlying Securities or the Common Shares underlying the Warrants in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable States of the United States, or an exemption from such registration requirements is available.

The Subscriber, on its own behalf and (if applicable) on behalf of each Disclosed Beneficial Purchaser for whom it is acting, represents, warrants and certifies as set out in Schedule "A" hereto and further certifies that the Subscriber and (if applicable) each such Disclosed Beneficial Purchaser, as the case may be, falls into one or more of the categories of prospectus exempt purchasers listed in Schedule "A" hereto (as specified by the Subscriber in such Schedule).

The Subscriber has duly and properly completed, executed and delivered to the Corporation within applicable time periods, the certificate and appendix set forth in Schedule "A" hereto and the representations, warranties and certifications contained therein are true and correct as at the date hereof and will be true and correct at the Closing Time.

The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for and purchase of the Subscribed Convertible Debentures and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber or any Disclosed Beneficial Purchaser for whom the Subscriber is acting, the Securities Laws or any other laws applicable to the Subscriber or any Disclosed Beneficial Purchaser for whom the Subscriber is acting, any agreement to which the Subscriber or any Disclosed Beneficial Purchaser for whom the Subscriber is acting is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber or any Disclosed Beneficial Purchaser for whom the Subscriber is acting.

The Subscriber is subscribing for the Subscribed Convertible Debentures as principal for its own account and not for the benefit of any other Person (within the meaning of applicable Securities Laws) and not with a view to the resale or distribution of all or any of the Convertible Debentures or the Underlying Securities or if it is not subscribing as principal, it acknowledges that the Corporation may be required by law to disclose to certain Securities Regulators and/or other authorities the identity of each Disclosed Beneficial Purchaser of the Subscribed Convertible Debentures for whom it is acting.

In the case of a subscription for the Subscribed Convertible Debentures by the Subscriber acting as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Subscriber is duly and properly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of such Disclosed Beneficial Purchaser, who is subscribing as principal for its own account, not for the benefit of any other Person and not with a view to the resale or distribution of the Convertible Debentures or the Underlying Securities, and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of such principal, enforceable in accordance with its terms against such principal, and the Subscriber acknowledges that the Corporation may be required by law to disclose the identity of such Disclosed Beneficial Purchaser for whom the Subscriber is acting.

In the case of a subscription for the Subscribed Convertible Debentures by the Subscriber acting as principal, this Subscription Agreement has been duly and properly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber and (if applicable) any Disclosed Beneficial Purchaser on whose behalf the Subscriber is acting.

If the Subscriber is:

a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Subscribed Convertible Debentures as contemplated herein and to observe and perform its obligations under the terms of this Subscription Agreement;

a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

an individual, the Subscriber is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

There is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder's fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Subscribed Convertible Debentures, the Subscriber covenants to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

Except for the Subscriber's knowledge regarding its subscription for Subscribed Convertible Debentures hereunder, the Subscriber is not purchasing Convertible Debentures with knowledge of any "material fact" or "material change" (as those terms are defined in the applicable Securities Laws) in the affairs of the Corporation which has not been generally disclosed to the public.

No person has made to the Subscriber any written or oral representations:

that any person will resell or repurchase any of the Convertible Debentures; that any person will refund the Subscription Price;

as to the future price or value of the Convertible Debentures; or

that there is any guarantee that the Convertible Debentures or any of the Underlying Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Convertible Debentures or the Underlying Securities for trading on any stock exchange.

This subscription for Convertible Debentures has not been made through or as a result of, and the distribution of Convertible Debentures is not being accompanied by, any form of advertisement, including, without limitation, in printed public media, radio, television, internet or telecommunications, including electronic display (such as the internet), or as part of a general solicitation.

None of the funds the Subscriber is using to purchase the Subscribed Convertible Debentures is, to the knowledge of the Subscriber, proceeds obtained or derived, directly or directly, as a result of illegal activities.

The funds representing the Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the "PCMLA") and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the  best of the knowledge of the Subscriber: (a) none of the subscription funds to be provided by the Subscriber: (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction; or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (b) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and will provide the Corporation with appropriate information in connection therewith.

The Subscriber, and any Disclosed Beneficial Purchaser for whom it is acting, deals at arm's length and will continue to deal at arm's length (within the meaning of the Tax Act and applicable Securities Laws) with the Corporation.

The Subscriber, and any Disclosed Beneficial Purchaser for whom it is acting, is not a Control Person of the Corporation, will not become a Control Person by virtue of this subscription for the Convertible Debentures, and does not intend to act in concert with any other Person to form a control group of the Corporation.

Where the Subscriber is resident outside of Canada, the delivery of this subscription, the acceptance hereof by the Corporation and the issuance of Subscribed Convertible Debentures to the Subscriber complies with all applicable laws of the Subscriber's jurisdiction of residence and domicile and will not cause the Corporation or any of its officers or directors to become subject to or require any registration, disclosure, prospectus or other reporting requirement to which the Corporation is not currently subject.

If the Subscriber is a corporation, syndicate, partnership or other form of entity (other than an investment fund, as defined in National Instrument 45-106), the Subscriber was not created or is not being used solely to purchase or hold the Subscribed Convertible Debentures and has a bona fide purpose other than investing in the Subscribed Convertible Debentures.

Acknowledgments and Agreements of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of each Disclosed Beneficial Purchaser for whom it is acting, acknowledges and agrees as follows:

The Subscriber has received a copy of the Term Sheet setting out the principal terms of the Offering.

The Subscriber acknowledges that the Corporation contemplates completing the Offering and that the aggregate gross proceeds of the Offering will be up to $2,000,000, with closing to occur on one or more Closing Dates.

No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body has reviewed or passed on the merits of the Subscribed Convertible Debentures.

The Subscriber understands that the Convertible Debentures are not listed on any stock exchange and may not be resold except in accordance with limited exemptions under applicable securities legislation and regulatory policies.

The Subscribed Convertible Debentures shall be subject to statutory resale restrictions under the Securities Laws of the province of Ontario, and the jurisdiction in which the Subscriber resides and under other applicable securities laws, and the Subscriber covenants that it will not resell the Subscribed Convertible Debentures except in compliance with such laws, and the Subscriber acknowledges that it is solely responsible (and the Corporation is not in any way responsible) for such compliance.

The Subscriber's ability to transfer the Subscribed Convertible Debentures is limited by, among other things, applicable Securities Laws.

The certificates representing the Convertible Debentures, the Underlying Securities and the Common Shares underlying the Warrants (if applicable) will bear the following legends as required by National Instrument 45-102 - Resale of Securities and with the necessary information inserted and the Subscriber agrees to comply with the terms of such legends:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) <INSERT DISTRIBUTION DATE >, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY."

The Subscriber and each Disclosed Beneficial Purchaser for whom it is acting shall execute and file, together with the prescribed fees, all documentation required by the applicable Securities Laws or by any legislation or order in force in its jurisdiction of residence or to which it may be subject, within the time limits prescribed to permit the subscription for, and issuance of, the Subscribed Convertible Debentures.

If required by applicable Securities Laws or by the Corporation, the Subscriber and each Disclosed Beneficial Purchaser for whom it is acting will execute, deliver and file or assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Subscribed Convertible Debentures as may be required by any securities commission, stock exchange or other regulatory authority.

The Subscriber, and each Disclosed Beneficial Purchaser for whom it is acting, have been advised to consult their own legal advisors with respect to trading in the Convertible Debentures or the Underlying Securities and with respect to the resale restrictions imposed by the Securities Laws of the province or territory in which the Subscriber resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is acting) to resell such securities that the Subscriber (or others for whom it is acting) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and the Corporation is not in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or the Disclosed Beneficial Purchaser for whom it is acting) may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

The Subscriber has not received or been provided with a prospectus, offering memorandum (within the meaning of the Securities Laws) or any sales or advertising literature in connection with the Offering and the Subscriber's decision to subscribe for Convertible Debentures was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Corporation. The Subscriber's decision to subscribe for the Convertible Debentures was based solely upon information about the Corporation which is publicly available (any such information having been obtained by the Subscriber).

The Corporation afforded the Subscriber and his, her or its advisor full and complete access to all information concerning the business and financial condition of the Corporation (to the extent that such information was possessed by the Corporation or could be acquired by the Corporation without unreasonable effort or expense) that the Subscriber deemed necessary in order to evaluate the merits and risks of an investment in the Convertible Debentures. The Subscriber further represents and warrants that his, her or its advisors have received satisfactory and complete information concerning the business and financial condition of the Corporation in response to all inquiries made by them in respect thereof.

The Corporation and its counsel are relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Subscriber's eligibility to subscribe for the Convertible Debentures under applicable Securities Laws and the Subscriber (on its own behalf and, if applicable, on behalf of any Disclosed Beneficial Purchaser) agrees to indemnify the Corporation and each of its directors, officers, shareholders, employees and agents (including legal counsel) against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedules which takes place prior to the Closing Time.

The Corporation is relying on an exemption from the requirement to provide the Subscriber with a prospectus under the Securities Laws and, as a consequence of acquiring Convertible Debentures pursuant to such exemption, (i) certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission and/or damages, will not be available to the Subscriber; (ii) the Subscriber may not receive information that would otherwise be required by applicable Securities Laws; and (iii) the Corporation is relieved from certain obligations that would otherwise apply under applicable Securities Laws.

(p) The Subscriber agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber.

(q) The Subscriber, and each Disclosed Beneficial Purchaser for whom it is acting, is responsible for obtaining such independent legal, tax and investment advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement, including without limitation for the proposes of giving representations, warranties and covenants under this Subscription Agreement.

1. There is no government or other insurance covering the Convertible Debentures.

The Subscriber acknowledges that the Corporation may complete additional financings in the future in order to develop the proposed business of the Corporation and to fund its ongoing development. There is no assurance that such financing will be available and if available, on reasonable terms. Any such future financings may have a dilutive effect on current shareholders, including the Subscriber. If such future financings are not available, the

Corporation may be unable to fund its ongoing development and the lack of capital resources may result in the failure of its business venture;

The Subscriber acknowledges that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel or other advisors retained by the Subscriber) relating to the purchase of the Subscribed Convertible Debentures shall be borne by the Subscriber.

The Subscriber and each Disclosed Beneficial Purchaser for whom it is acting acknowledge that the Convertible Debentures are speculative in nature and that there are risks inherent in any business enterprise including risks associated with the purchase of Convertible Debentures and the Subscriber and each Disclosed Beneficial Purchaser for whom it is acting has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of its investment in the Subscribed Convertible Debentures, fully understands the speculative nature of the Convertible Debentures and is able to bear the economic risk of loss of its entire investment.

Reliance on Representations, Warranties, Covenants and Acknowledgements

The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation and its counsel in determining the Subscriber's eligibility (and, if applicable, the eligibility of others for whom the Subscriber is acting) to purchase Convertible Debentures under the Securities Laws. The Subscriber further agrees that by accepting Convertible Debentures, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of Convertible Debentures and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of the Subscribed Convertible Debentures.

SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

Survival of Representations, Warranties and Covenants of the Corporation

The representations, warranties and covenants of the Corporation contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber.

Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Corporation shall continue in full force and effect for the benefit of the Corporation.

COLLECTION OF PERSONAL INFORMATION

Collection of Personal Information

The Subscriber (on its own behalf and, if applicable, on behalf of each Disclosed Beneficial Purchaser for whose benefit the Subscriber is acting):

(a) acknowledges, consents and authorizes the Corporation to collect the Subscriber's (and any Disclosed Beneficial Purchaser's) personal information for the purpose of completing the Subscriber's subscription;

(b) acknowledges and consents to the Corporation retaining the personal information for as long as permitted or required by applicable law or business practices;

(c) acknowledges, consents and authorizes the Corporation to deliver to the Ontario Securities Commission personal information (such as full name, residential address and telephone number) pertaining to the Subscriber (and any Disclosed Beneficial Purchaser) if the Subscriber is resident in Ontario or otherwise subject to the securities legislation of Ontario;

(d) acknowledges and consents to the fact that the Corporation may be required by applicable Securities Laws, stock exchange rules and Investment Dealers Association of Canada rules, or other applicable securities laws, to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any Disclosed Beneficial Purchaser);

(e) acknowledges that this information is being collected indirectly by the Ontario Securities Commission (as applicable), and may be collected by other Securities Regulators (as applicable), under the authority granted to it in applicable Securities Laws;

(f) if resident in Ontario or otherwise subject to the securities legislation of Ontario acknowledges that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario, and acknowledges that this information is being collected by the other Securities Regulators (as applicable) for the purposes of the administration and enforcement of the Securities Laws;

(g) acknowledges that the public official in Ontario who can answer questions about the Ontario Securities Commission's indirect collection of such information is the Administrative Assistant to the Director of Corporate Finance, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, who may be contacted at (416) 593-3684; and

(h) represents and warrants that it has the authority to provide the consents, acknowledgements and authorizations set out in this paragraph on behalf of all Disclosed Beneficial Purchasers.

MISCELLANEOUS

Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

Notices

Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to such party, as follows:

in the case of the Corporation, to:

Sphere 3D Corp.

895 Don Mills Road, Building 2
Toronto, ON M3C 1W3

Attention: Peter Tassiopoulos, Chief Executive Officer
Facsimile: (858) 495-4267

Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

No Partnership

Nothing herein shall constitute or be construed to constitute a partnership of any kind whatsoever among the Subscriber and the Corporation.

Costs and Expenses

All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the Province of Ontario and the federal laws of Canada applicable therein, without reference to any conflicts of law rules that would impose a law of another jurisdiction. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such province.

Entire Agreement

This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

Severability

The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

Survival

The covenants, representations and warranties contained in this Subscription Agreement shall survive the closing of the transactions contemplated hereby, and shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Interpretation

The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof.

Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement and shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation. Counterparts may be delivered either in original, faxed or PDF form and the parties adopt any signature received as original signatures of the parties.

If less than a complete copy of this Subscription Agreement is delivered to the Corporation at Closing, the Corporation and its advisors are entitled to assume that the Subscriber accepts and agrees to all the terms and conditions of the pages not delivered at Closing unaltered.

Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.

Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

Language

The parties hereto acknowledge and confirm that they have requested that this Subscription Agreement as well as all notices and other documents contemplated hereby be drawn up on the English language. Les parties aux présentes reconnaissent et conferment qu'elles ont convenu que la présente convention ainsi que tous les avis et documents qui s'y rattachent soient rédigés dans la langue anglaise.

Acceptance

The Corporation hereby accepts the subscription for Subscribed Convertible Debentures as set forth on the face page of this Subscription Agreement on the terms and conditions contained in the Subscription Agreement (including all applicable schedules) this        day of               , 2020.

SPHERE 3D CORP.

Per:
Authorized Signing Officer

SCHEDULE "A"
CERTIFICATE

(TO BE COMPLETED BY ALL SUBSCRIBERS)

TO: SPHERE 3D CORP. (the "Corporation")

Capitalized terms used in this Schedule "A" and defined in the subscription agreement to which this Schedule "A" is attached have the meaning defined in such subscription agreement unless otherwise defined herein.

In connection with the purchase by the undersigned purchaser (the "Purchaser") of Convertible Debentures of the Corporation, the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the "Subscriber" for the purposes of this Certificate), hereby represents, warrants, covenants and certifies to the Corporation that the Subscriber at the date of this Certificate and as of the Closing Date is and will be resident in a province or territory of Canada and is an "accredited investor" within the meaning of National Instrument 45106 and if resident in Ontario within the meaning of section 73.3(2) of the Ontario Securities Act by virtue of satisfying one of the indicated criteria as set out in Exhibit "1" to this Accredited Investor Certificate and as so marked by the Subscriber.

If the Subscriber is an individual "accredited investor" within the meaning of National Instrument 45106 by virtue of satisfying one of the indicated criteria in paragraphs (j), (k) or (l) as set out in Exhibit "1" to this Accredited Investor Certificate, the Subscriber has also completed and signed the Form 45106F9 Form for Individual Accredited Investors attached as Exhibit "2" to this Accredited Investor Certificate.

Dated:

_______________________
Print name of Subscriber

By:

Signature

_______________________________
Print name of Signatory (if different from Subscriber)

     Director
     Title

EXHIBIT "1"

** Please check the appropriate box**

"accredited investor" means:

☐ (a) except in Ontario, a Canadian financial institution, or a Schedule III bank;

☐ (a.1)    in Ontario, a financial institution that is (i) a bank listed in Schedule I, II or III of the Bank Act (Canada); (ii) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (iii) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐ (b)       except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐ (c)       a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐ (d) except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;

☐ (d.1)    in Ontario, a person or company registered under the securities legislation of a province  or  territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations;

☐ (e) an individual registered under the securities legislation of a jurisdiction of Canada, as a representative of a person referred to in paragraph (d);

☐ (e1)     an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐ (f)       the Government of Canada  or a jurisdiction of Canada,  or any crown  corporation,  agency or  wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐ (g)       a municipality, public board  or commission in Canada and a metropolitan community,  school  board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

☐ (h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐ (i) a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐ (j)       an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds Cdn$1,000,000, IF YOU INITIAL THIS CATEGORY, YOU MUST COMPLETE, INITIAL, AND SIGN THE RISK ACKNOWLEDGEMENT FORM (Form 45-106F9 - Form for Individual Accredited Investors) ATTACHED AS EXHIBIT "2";

☐ (j1) an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds Cdn$5,000,000;

☐ (k)      an individual whose net income before taxes exceeded Cdn$200,000 in each of the two most  recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year, IF YOU INITIAL THIS CATEGORY,  YOU  MUST  COMPLETE,  INITIAL,  AND  SIGN  THE  RISK ACKNOWLEDGEMENT  FORM  (Form  45-106F9  -  Form  for  Individual Accredited Investors) ATTACHED AS EXHIBIT "2";

☐ (l) an individual who, either alone or with a spouse, has net assets of at least Cdn$5,000,000, IF YOU INITIAL THIS CATEGORY, YOU MUST COMPLETE, INITIAL, AND SIGN THE RISK ACKNOWLEDGEMENT FORM (Form 45-106F9 - Form for Individual Accredited Investors) ATTACHED AS EXHIBIT "2";

☐ (m)       a person, other than an individual or investment fund, that has net assets of at  least  Cdn$5,000,000 as shown on its most recently prepared financial statements;

☐ (n) an investment fund that distributes or has distributed its securities only to:

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the  circumstances  referred  to  in  sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds] of NI 45106, or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45106;

☐ (o) an investment fund that distributes or has distributed securities under  a  prospectus  in  a  jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐ (p) a trust company or trust corporation registered or authorized to carry on business under the  Trust  and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐ (q)       a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐ (r)       a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐ (s)        an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐ (t)        a person in respect of which all of the owners of  interests, direct, indirect or beneficial, except    the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐ (u)       an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

☐ (v)       a person that is recognized  or designated  by the securities regulatory authority or, except  in  Ontario and Québec, the regulator as an accredited investor; or

☐ (w)     a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

For the purposes hereof:

"Canadian financial institution" means (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (b) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

"financial assets" for the purposes of paragraphs (j) and (j.1) means (a) cash; (b) securities; or (c) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of the Purchaser's personal residence or other real estate is not included in a calculation of financial assets.

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction.

"indirect interest" means an economic interest in the person referred to in paragraph (t).

"investment fund" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC.

"net assets" for the purposes of paragraph (l) means all of the Purchaser's total assets minus all of the Purchaser's total liabilities. The calculation of total assets includes the value of a purchaser's personal residence and the calculation of total liabilities includes the amount of any liability (such as a mortgage) in respect of the Purchaser's personal residence. The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the securities to the Purchaser.

"NI 45106" means National Instrument 45106 Prospectus Exemptions.

"person" includes (a) an individual; (b) a corporation; (c) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and (d) an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative.

"related liabilities" means (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or (b) liabilities that are secured by financial assets. "spouse" means an individual who,

(a) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(b) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(c) in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Affiliate and Control

A. an issuer is an affiliate of another issuer if (a) one of them is the subsidiary of the other; or (b) each of them is controlled by the same person.

B. a person (first person) is considered to control another person (second person) if (a) the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation; (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership; or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

EXHIBIT "2"

Form 45-106F9

Form for Individual Accredited Investors

definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

- Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. *(You can find your net income before taxes on your personal income tax return.)*
- Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
- Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
- Either alone or with your spouse, you have net assets worth more than $5 million. *(Your net assets are your total assets (including real estate) minus your total debt.)*

**4. Your name and signature**

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.

First and last name (please print):

| Signature: | Date: |
|---|---|

**SECTION 5 TO BE COMPLETED BY THE SALESPERSON**

**5. Salesperson information**

*[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]*

First and last name of salesperson *(please print)*:

| Telephone: | Email: |
|---|---|

Name of firm *(if registered)*:

**SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER**

**6. For more information about this investment**

For investment in a non-investment fund

Form instructions:

1. This form does not mandate the use of a specific font size or style but the font must be legible.
2. The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.
3. The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.